| We shop. You save. 2nd Quarter Fiscal 2025 Earnings Presentation February 10, 2025 Exhibit 99.2

| We shop. You save. Forward-Looking Statements This presentation contains forward-looking statements. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would” and “outlook,” or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. There are or will be important factors that could cause our actual results to differ materially from those indicated in these forward-looking statements, including, but not limited to, the following: our reliance on a limited number of insurance carrier partners and any potential termination of those relationships or failure to develop new relationships; existing and future laws and regulations affecting the health insurance market; changes in health insurance products offered by our insurance carrier partners and the health insurance market generally; insurance carriers offering products and services directly to consumers; changes to commissions paid by insurance carriers and underwriting practices; competition with brokers, exclusively online brokers and carriers who opt to sell policies directly to consumers; competition from government-run health insurance exchanges; developments in the U.S. health insurance system; our dependence on revenue from carriers in our senior segment and downturns in the senior health as well as life, automotive and home insurance industries; our ability to develop new offerings and penetrate new vertical markets; risks from third-party products; failure to enroll individuals during the Medicare annual enrollment period; our ability to attract, integrate and retain qualified personnel; our dependence on lead providers and ability to compete for leads; failure to obtain and/or convert sales leads to actual sales of insurance policies; access to data from consumers and insurance carriers; accuracy of information provided from and to consumers during the insurance shopping process; cost- effective advertisement through internet search engines; ability to contact consumers and market products by telephone; global economic conditions, including inflation; disruption to operations as a result of future acquisitions; significant estimates and assumptions in the preparation of our financial statements; impairment of goodwill; potential litigation and other legal proceedings or inquiries; our existing and future indebtedness; our ability to maintain compliance with our debt covenants; access to additional capital; failure to protect our intellectual property and our brand; fluctuations in our financial results caused by seasonality; accuracy and timeliness of commissions reports from insurance carriers; timing of insurance carriers’ approval and payment practices; factors that impact our estimate of the constrained lifetime value of commissions per policyholder; changes in accounting rules, tax legislation and other legislation; disruptions or failures of our technological infrastructure and platform; failure to maintain relationships with third-party service providers; cybersecurity breaches or other attacks involving our systems or those of our insurance carrier partners or third- party service providers; our ability to protect consumer information and other data; failure to market and sell Medicare plans effectively or in compliance with laws; and and other factors related to our pharmacy business, including manufacturing or supply chain disruptions, access to and demand for prescription drugs, and regulatory changes or other industry developments that may affect our pharmacy operations. For a further discussion of these and other risk factors that could impact our future results and performance, see the section entitled “Risk Factors” in the most recent Annual Report on Form 10-K (the “Annual Report”) and subsequent periodic reports filed by us with the Securities and Exchange Commission. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and, except as otherwise required by law, we do not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. Certain information contained in this presentation and statements made orally during this presentation relate to or are based on publications and other data obtained from third-party sources. While we believe these third-party sources to be reliable as of the date of this presentation, we have not independently verified, and make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from such third-party sources. No Offer or Solicitation; Further Information This presentation is for informational purposes only and is not an offer to sell with respect to any securities. This presentation should be read together with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and the related notes thereto included in the Annual Report and subsequent quarterly reports. Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. To supplement our financial statements presented in accordance with GAAP and to provide investors with additional information regarding our GAAP financial results, we have presented in this presentation Adjusted EBITDA, which is a non-GAAP financial measure. This non-GAAP financial measure is not based on any standardized methodology prescribed by GAAP and is not necessarily comparable to any similarly titled measure presented by other companies. We define Adjusted EBITDA as net income (loss) before income tax expense (benefit), plus interest expense, depreciation and amortization, changes in fair value of warrant liabilities, and certain add-backs for non-cash or non-recurring expenses, including restructuring and share-based compensation expenses. The most directly comparable GAAP measure is net income (loss) before income tax expense (benefit). We define Adjusted EBITDA Margin as Adjusted EBITDA divided by revenue. The most directly comparable GAAP measure is net income margin. We monitor and have presented in this presentation Adjusted EBITDA and Adjusted EBITDA margin because they are key measures used by our management and Board of Directors to understand and evaluate our operating performance, establish budgets, and develop operational goals for managing our business. In particular, we believe that excluding the impact of these expenses in calculating Adjusted EBITDA can provide a useful measure for period-to- period comparisons of our core operating performance. For further discussion regarding these non-GAAP measures, please see today’s press release. See below beginning on slide 14 for reconciliations of these non-GAAP financial measures to their most directly comparable GAAP measures. Disclaimer 2

| We shop. You save. • Senior ◦ High tenured agent mix and targeted marketing fueled strong agent productivity ◦ Near record close rates drove strong AEP performance and Adjusted EBITDA* margins of 39% • Healthcare Services ◦ Positive Adjusted EBITDA* for a seventh consecutive quarter despite continued growth investment ◦ SelectRx ended 2Q with nearly 97K members, representing growth of 54% year-over-year 2Q Earnings Highlights *See "Non-GAAP Financial Measures" section on slide 2 $ in millions 2Q25 2Q24 Revenue $481.1 $405.4 Adjusted EBITDA* $87.5 $67.4 Financial Results• Consolidated Company Highlights ◦ Delivered 19% revenue growth and 30% Adjusted EBITDA* growth at a Rev-to-CAC of 5.3X ◦ Secured $350 million strategic investment to substantially de-lever and enhance operating flexibility ◦ Raising FY2025 guidance for Revenue, Adjusted EBITDA* and Net Income 3

| We shop. You save. 235k 205k 248k 2Q24 Original 2Q25 Guide** 2Q25 Actuals Strong Q2 for Senior MA Policies 000s AEP by the Numbers *See "Non-GAAP Financial Measures" section on slide 2 **Implied MA policy production midpoint from original FY25 guide provided September 13th, 2024 4 Adjusted EBITDA* Margins 24% Increase in year-over-year Close Rates 33% Increase in year-over-year Agent Productivity 22% Decrease in year-over-year Marketing Expense per Policy*** 13% Decrease in year-over-year Operating Expense per Policy*** 32% 2Q24 39% 2Q25 ***Represents total Senior division marketing and operating expenses per approved Medicare Advantage and Medicare Supplement policy

| We shop. You save. $726M $408M Senior Secured Credit Facility Non-Recourse Debt 12/31/2024 Post-Preferred Equity Proceeds *Represents the total debt balance as of 12/31/2024 less planned payments against the term and revolving balances post funding of the preferred equity transaction. Capital Structure Optimization Plan October 2024: Initial Securitization February 2025: Preferred Equity Future State: Additional AlternativesP 5 • Ongoing evaluation of options to optimize capital structure and deliver value creation for shareholders Impact • Completed $100M securitization • Established foundation for future warehouse financing and securitizations • Announced $350M strategic investment • Proceeds used to repay $260M of term debt and to support ongoing growth initiatives P ABS cost of capital more than 500bps lower than term debt P Annual interest savings of ~$5M P Extension of term debt maturity to September 2027 with path to September 2028 Impact P Reduced annual cash interest obligations by more than $30M annually P On-going cost of capital has dropped by more than 150 basis points P Increased operational flexibility with available liquidity in excess of $100M P * Total Debt

| We shop. You save. High-touch expert agent- led service model Data-driven technology infrastructure Healthcare Services Distribution & Engagement Platform 6 Trusted partner for Americans, healthcare providers and carriers Increasing proof of value as a solution provider in the $5 trillion U.S. Healthcare market 5.3X Rev/CAC

| We shop. You save. Revenue $MM Adjusted EBITDA* $MM $67 $88 2Q24 2Q25 Consolidated Financial Summary $405 $481 2Q24 2Q25 *See "Non-GAAP Financial Measures" section on slide 2 7 18%17%Margin %

| We shop. You save. Revenue $MM Adjusted EBITDA* $MM Senior Financial Summary $248 $256 2Q24 2Q25 $79 $101 2Q24 2Q25 *See "Non-GAAP Financial Measures" section on slide 2 8 39%32%Margin %

| We shop. You save. Average AEP Carrier Plan Terminations High-Touch Model Driving Retention Outperformance 9 Our high-touch approach resonated with customers navigating an unprecedented market and helped retain them on SelectQuote plans. Flat Year-over-Year AEP Customer Lapse 30%+ Terminated Plan Recapture Rate <1% 2025 AEP Carrier Plan Terminations 6% ~$5M Net Cash Impact of Terminated Plans Despite historically disruptive AEP season... And customer retention remains strong... Our high-touch model outperformed...

| We shop. You save. Total Approved Policies 000s MA LTV SelectQuote Senior KPIs $934 $907 2Q24 2Q25 255 268 235 248 20 20 MA Other 2Q24 2Q25 10

| We shop. You save. SELECTRX Members 63 75 82 87 97 2Q24 3Q24 4Q24 1Q25 2Q25 — 20 40 60 80 100 120 Revenue & Adjusted EBITDA* $MM 11 $3 $2 $1 $5 $2 $112 $124 $145 $156 $183 2Q24 3Q24 4Q24 1Q25 2Q25 Healthcare Services KPIs REVENUE ADJUSTED EBITDA* *See "Non-GAAP Financial Measures" above on slide 2.

| We shop. You save. $37 $40 2Q24 2Q25 $5 $7 2Q24 2Q25 Life Financial Summary 12 *See "Non-GAAP Financial Measures" section on slide 2 Revenue $MM Adjusted EBITDA* $MM 19%12%Margin %

| We shop. You save. Raising FY25 Financial Guidance REVENUE 13 +16% YoY At the Midpoint $1.500B ADJUSTED EBITDA** NET INCOME (LOSS) to $1.575B $115M to $140M $(24)M to $11M +9% YoY At the Midpoint +81% YoY At the Midpoint from $100 million to $130 million* from $(59) million to $3 million* *Updated FY25 Guidance provided on November 4, 2024 **See "Non-GAAP Financial Measures" above on slide 2. from $1.425 billion to $1.525 billion*

| We shop. You save. Supplemental Information 14

| We shop. You save. Adjusted EBITDA to Income before income tax expense (benefit) Reconciliation 2Q FY 2025 (in thousands) Senior Healthcare Services Life Total Adjusted Segment EBITDA $ 100,521 $ 2,212 $ 7,423 $ 110,156 All other Adjusted EBITDA 2,303 Corporate & elimination of intersegment profits (24,940) Adjusted EBITDA 87,519 Share-based compensation expense (4,699) Transaction costs (6,719) Depreciation and amortization (5,060) Loss on disposal of property, equipment, and software, net (122) Change in fair value of warrant liabilities (7,642) Interest expense, net (23,721) Income before income tax expense (benefit) $ 39,556 15 2Q FY 2024 (in thousands) Senior Healthcare Services Life Total Adjusted Segment EBITDA $ 78,713 $ 2,981 $ 4,569 $ 86,263 All other Adjusted EBITDA 4,725 Corporate & elimination of intersegment profits (23,573) Adjusted EBITDA 67,415 Share-based compensation expense (3,822) Transaction costs (2,400) Depreciation and amortization (5,898) Loss on disposal of property, equipment, and software, net — Interest expense, net (24,415) Income before income tax expense (benefit) $ 30,880

| We shop. You save. (in thousands) Range Net income (loss) $ (24,000) $ 11,000 Income tax expense (benefit) $ (7,000) $ 2,000 Interest expense, net $ 85,000 $ 75,000 Depreciation and amortization $ 24,000 $ 20,000 Share-based compensation expense $ 19,000 $ 16,000 Change in FV of warrant liability $ 8,000 $ 8,000 Transaction costs $ 10,000 $ 8,000 Adjusted EBITDA $ 115,000 $ 140,000 Net Income (Loss) to Adjusted EBITDA Reconciliation FY25 Guidance 16

| We shop. You save. SelectQuote Inc. 6800 West 115th Street Suite 2511 Overland Park, Kansas 66211 Phone: (877) 678-4086 Investor Relations investorrelations@selectquote.com 17